Other income	12 Months Ended
Mar. 31, 2022
Other Income
Other income

10 Other income

	March 31,
	2020	2021	2022
Liability no longer required to be paid	38,973	87,925	119,708
Government grant	86,810	7,883	-
Gain on termination/rent concession of leases	27,241	33,238	35,847
Gain on sale of property, plant and equipment (net)	4,842	2,480	1,931
Miscellaneous income	1,765	519	1,162
Total	159,631	132,045	158,648

Government grant includes the Company’s entitlement to receive duty credit scripts as grant under Service Exports from India Scheme (SEIS) from the Government of India on achievement of certain conditions as notified under the scheme. Such scripts can be utilized against the payment of custom duty at the time of import of goods or services to India. Refer to note 27 for more details.

During the year ended March 31, 2020, Government grant includes the Company’s entitlement to receive grant under “Singapore’s Resilience Budget” from the Singapore Government on achievement of certain conditions as notified under the scheme. Refer to note 27 for more details.

Yatra Online, Inc.

Notes to the consolidated financial statements - (Continued)

(Amount in INR thousands, except per share data and number of shares)

Liability no longer required to be paid represent trade payables, that through the expiry of time, the Group has no further legal obligation to vendors.

Gain on termination/ rent concession of leases income include 8,485 (March 31, 2021: INR 22,036) on account of lease concession occurring as a direct consequence of the Covid-19 pandemic.